                                                                    EXHIBIT 10.4


                        SEVENTH AMENDMENT TO AMENDED AND
                        RESTATED REVOLVING LOAN AGREEMENT


            This Seventh Amendment to Amended and Restated Revolving Loan Agreement ("Seventh Amendment") is entered into as of January 15, 1998 by and among DEL WEBB CORPORATION, a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Seventh Amendment (collectively, the "Banks" and individually a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Agent") and BANK ONE, ARIZONA, NA, a national banking association (the "Co-Agent"). This Seventh Amendment is one of the Loan Documents referred to in the Loan Agreement defined below. All terms and agreements set forth in the Loan Agreement which are generally applicable to the Loan Documents shall apply to this Seventh Amendment. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                    RECITALS

            A. Borrower, the Banks, the Agent and the Co-Agent have previously made and entered into that certain Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by that certain First Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 15, 1995, that certain Second Amendment to Amended and Restated Revolving Loan Agreement, dated as of July 22, 1996, that certain Third Amendment to Amended and Restated Revolving Loan Agreement, dated as of March 31, 1997, that certain Fourth Amendment to Amended and Restated Revolving Loan Agreement, dated April 29, 1997, that certain Fifth Amendment to Amended and Restated Revolving Loan Agreement, dated October 1, 1997 and that certain Sixth Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 1, 1997 (as so amended, the "Loan Agreement"), pursuant to which the Banks agreed to make revolving loans to Borrower in the aggregate principal amount of up to $350,000,000 (the "Loan"). The Loan is evidenced by the Loan Agreement and the various Line A Notes and Line B Notes executed by Borrower in favor of the Banks.

            B. Borrower has requested that an additional $50,000,000 be made available as part of the Line A Commitment and that certain other modifications and amendments be made to the Loan Agreement and, subject to the terms and conditions contained herein, the Banks and the Agent have agreed to such increase and such modifications and amendments, as more fully set forth below.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, the Co-Agent and the Agent hereby agree as follows:

      1.    Amendments to Loan Agreement.

            1.1 Section 1.1 In Section 1.1 of the Loan Agreement, the definition of "Line A Commitment" is restated in its entirety to read as follows:

                  "'Line A Commitment' means, subject to Sections 2.4 and 2.5, $307,000,000. The respective Pro Rata Shares of the Banks with respect to the Line A Commitment are set forth in
                  Schedule 1.2."

            1.2 Section 6.13. The table in Section 6.13 of the Loan Agreement is amended as follows:

                  "Period                           Ratio
                  -------                           -----
            Jan. 1, 1998 through                   2.50:1.00
             June 30, 1999

            July 1, 1999 through                   2.35:1.00
             June 30, 2000

            July 1, 2000 and thereafter            2.15:1.00"

            1.3 Section 6.14. Section 6.15 of the Loan Agreement is amended in its entirety to read as follows:

                  "6.15 Liquidity. Permit, as of the last day of any Fiscal Year, beginning June 30, 1995, the ratio of EBITDA for such Fiscal Year to Specified Charges for such Fiscal Year to be less than (a) 0.50:1.00 for the Fiscal Year ending June 30, 1995, (b) 0.75:1.00 for the Fiscal Years ending June 30, 1996 and 1997, (c) 0.65:1.00 for the Fiscal Years ending June 30, 1998 and 1999 or (d) 0.75:1.00 for the Fiscal Years ending June 30, 2000 or thereafter, provided that any such failing shall not constitute an Event of Default under Section 9.1(c) unless and until Borrower shall also permit, as of the last day of the immediately succeeding Fiscal Quarter, the ratio of EBITDA for the four (4) Fiscal Quarter period then ending to Specified Charges for such four (4) Fiscal Quarter period to also be less than said specified ratio."

            1.4 Schedule 1.2. Schedule 1.2 ("Bank Group Commitments") to the Loan Agreement is amended and restated in its entirety in the schedule attached to this Seventh Amendment as Annex I.

            1.5 Schedule 4.4. Schedule 4.4 ("Subsidiaries") to the Loan Agreement is amended and restated in its entirety in the schedule attached to this Seventh Amendment as Annex III.

      2. Underwriting Fees. On the effective date of this Seventh Amendment, Borrower agrees to pay underwriting fees as follows:

                  (a) Borrower agrees to pay to the Agent for the respective accounts of each Bank whose aggregate Commitment is increasing pursuant to this Seventh Amendment, a fee equal to 15 basis points times the increase in such Bank's aggregate Commitment as shown on Annex I hereto; and

                  (b) Borrower agrees to pay a $5,000 fee to each Bank that does not otherwise receive an underwriting fee pursuant to clause (a), above.

These underwriting fees are fully earned upon such effective date and are nonrefundable.

      3. Adjusting Purchase Payments. The Agent shall notify the Banks on the first Banking Day that the conditions specified in Sections 5(a)-5(f) hereof have been satisfied (the "Notice"). On the following Banking Day, certain of the Banks shall purchase, and certain of the Banks shall sell, to one another, the percentage interests in the Commitments as reflected in Annex II hereto, in order to reallocate the then outstanding Advances under the Notes among the Banks to correspond to the revised Pro Rata Shares of the Banks specified in Annex I hereto. The applicable purchase price payments are specified on Annex II hereto and referred to herein as the "Adjusting Purchase Payments." The Adjusting Purchasing Payments shall be made to the Agent by the applicable purchasing Banks by Federal Reserve wire transfer initiated by the payor no later than 9:00 a.m. California time on the Banking Day following the Notice. Upon receipt of all such payments, the Agent shall promptly send appropriate portions thereof to the selling Banks by Federal Reserve wire transfer. The new Pro Rata Shares shall become effective on the close of business on the day of transfer of such funds.

      4. Borrower's Representations and Warranties. Borrower hereby represents and warrants that except as previously disclosed to the Banks in writing, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date of this Seventh Amendment as though made on that date and after giving effect to this Seventh Amendment no Event of Default shall be continuing.

      5. Conditions Precedent. The effectiveness of this Seventh Amendment is conditioned upon the satisfaction by Borrower of each of the following conditions on or before January 23, 1998:

                  (a) Borrower shall have delivered or caused to be delivered to the Agent executed original counterparts of this Seventh Amendment and Exhibit A hereto, sufficient in number for distribution to the Agent, the Banks and Borrower;

                  (b) Borrower shall have delivered to the Agent executed original replacement Line A Notes and Line B Notes, for each Bank, in the forms of Exhibit B and Exhibit C hereto. Such replacement notes shall reflect the increase in the Line A Commitment herein as well as the alteration of the Pro Rata Share of each Bank reflected on Annex I hereto;

                  (c) Borrower shall have paid the Underwriting Fees required in
      Section 2 hereof;

                  (d) The Agent shall have received from Borrower such documentation as may be required to establish the authority of Borrower to execute, deliver and perform any of the Loan Documents to which it is a Party, including, without limitation, this Seventh Amendment and the replacement Line A Notes and Line B Notes. Such documentation shall include certified corporate resolutions, incumbency certificates, and such other certificates or documents as the Agent shall reasonably require;

                  (e) The Agent shall have received a written legal opinion of counsel(s) to Borrower and each Guarantor, in form and substance satisfactory to the Agent, regarding the execution, delivery, performance and enforceability of this Seventh Amendment, the Guarantors' Consent hereto and the replacement Line A Notes and Line B Notes;

                  (f) The Agent shall have received a written certification from a Responsible Official of Borrower that Borrower and its Subsidiaries are in compliance with all the terms and provisions of the Loan Documents and after giving effect to this Seventh Amendment no Default or Event of Default shall be continuing;

and the satisfaction by the Banks of the following condition:

                  (g) The applicable Banks shall have made the Adjusting Purchase Payments as specified in Section 3 hereof.

      6. Return of Canceled Notes to Borrower. Upon the effectiveness of this Seventh Amendment in accordance herewith, including the delivery by Borrower of all documents required under Section 6 hereof, the Banks shall return the Line A Notes and Line B Notes that have been replaced pursuant to Section 5(b) hereof to the Agent for redelivery to Borrower, in each case marked "Canceled."

      7. Amendment to Other Loan Documents. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained therein shall be deemed to be made with respect to the Loan Agreement as amended hereby. Each of the Loan Documents are hereby further amended such that any reference contained therein to any document amended hereby shall be deemed to be made with respect to such document as amended hereby. Each reference to Loan Documents generally shall be deemed to include this Seventh Amendment.

      8. Loan Documents in Full Force and Effect. Except as modified hereby, the Loan Documents remain in full force and effect.

      9. Effective Dates. Unless otherwise specified herein, and subject to the satisfaction of all conditions specified in Section 5, each amendment and modification identified herein shall be deemed effective as of the date of this Seventh Amendment, provided that the changes to the Pro Rata Shares of the Banks identified on Annex I hereto shall be deemed effective on the date of the Adjusting Purchase Payments described in Section 3 of this Seventh Amendment.

      10. Governing Law. This Seventh Amendment shall be governed by, and construed in accordance with, the Laws of the State of California.

      11. Severability. If any provision of this Seventh Amendment is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      12. Counterparts. This Seventh Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document. The execution hereof by any parties shall not become effective until this Seventh Amendment, and Exhibit A hereto, is executed and delivered by all parties hereto and thereto.

      13. Prior Agreements. This Seventh Amendment contains the entire agreement between Borrower, the Banks and the Agent with respect to the subject matter hereof, and all prior negotiations, understandings, and agreements with respect thereto are superseded by this Seventh Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first above written.

"Borrower"                               "Banks"

DEL WEBB CORPORATION                     BANK ONE, ARIZONA, NA, as a Bank


By: ________________________________     By: ________________________________
    John A. Spencer
    Senior Vice President                    ________________________________
                                                  Printed Name and Title

"Agent"
                                         BANK OF AMERICA NATIONAL
BANK OF AMERICA NATIONAL                 TRUST AND SAVINGS ASSOCIATION,
TRUST AND SAVINGS ASSOCIATION,           as a Bank
as Agent

                                         By: ________________________________
By: ________________________________
                                             ________________________________
    ________________________________              Printed Name and Title
         Printed Name and Title

                                         BANKBOSTON, N.A. (formerly known as
"Co-Agent"                               The First National Bank of Boston)

BANK ONE, ARIZONA, NA, as Co-Agent
                                         By: ________________________________

By: ________________________________         ________________________________
                                                  Printed Name and Title
    ________________________________
         Printed Name and Title

GUARANTY FEDERAL BANK, F.S.B.            BANK OF HAWAII


By: ________________________________     By: ________________________________

    ________________________________         ________________________________
         Printed Name and Title                   Printed Name and Title


CREDIT LYONNAIS LOS ANGELES              FIRST UNION NATIONAL BANK,
BRANCH                                   formerly known as First Union National
                                         Bank of North Carolina

By: ________________________________
                                         By: ________________________________
    ________________________________
         Printed Name and Title              ________________________________
                                                  Printed Name and Title

NATIONSBANK, N.A., formerly known as
NationsBank, N.A. (Carolinas)            FLEET NATIONAL BANK


By: ________________________________     By: ________________________________

    ________________________________         ________________________________
         Printed Name and Title                   Printed Name and Title

                                    EXHIBIT A

                              GUARANTORS' CONSENTS


            The undersigned do each hereby (a) consent to that certain Seventh Amendment to Amended and Restated Revolving Loan Agreement, dated as of January 15, 1998, by and among Del Webb Corporation ("Borrower"), the Banks named therein, Bank of America National Trust and Savings Association, as Agent, and Bank One, Arizona, NA, as Co-Agent, including the increase of $50,000,000 in the Line A Commitment contained therein and (b) reaffirm (i) their respective obligations under that certain Subsidiary Guaranty, dated as of June 27, 1995, and (ii) that the Subsidiary Guaranty remains in full force and effect and that, without limitation, any indebtedness of Borrower represented by the $50,000,000 increase in the Line A Commitment constitutes "Guaranteed Obligations" thereunder.

Dated: January 15, 1998

Asset One Corp., an Arizona              Del Webb Communities, Inc.,
corporation                              an Arizona corporation

By: ______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer

Del Webb California Corp.,
an Arizona corporation                   Del Webb Conservation Holding Corp., an
                                         Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer

Del Webb Commercial Properties
Corporation, an Arizona corporation      Del Webb Home Construction, Inc.,
                                         an Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer


                                    Exhibit A

Del Webb Communities of Nevada, Inc.     Del Webb's Coventry Homes of Nevada,
(formerly known as Del Webb Kingswood    Inc., an Arizona corporation (formerly
Parke, Inc.), an Arizona corporation     known as Del Webb of Nevada, Inc.)


By: _______________________________      By: _______________________________
    Donald V. Mickus                         Donald V. Mickus
    Treasurer                                Treasurer


The Villages at Desert Hills, Inc.       Del Webb's Coventry Homes Construction
(formerly known as Del Webb Lakeview     of Tucson Co., an Arizona corporation
Corporation), an Arizona corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer

                                         Del Webb's Coventry Homes of Tucson,
Del Webb's Coventry Homes Construction   Inc., an Arizona corporation
Co., an Arizona corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer

                                         Del E. Webb Cactus Development Corp.,
Del Webb's Coventry Homes, Inc.,         an Arizona corporation
an Arizona corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer


                                    Exhibit A

Del E. Webb Development Co., L.P.,       Fairmount Mortgage, Inc., an Arizona
a Delaware limited partnership           corporation

By:  Del Webb Communities, Inc.,
     general partner                     By: _______________________________
                                             Richard W. Day
                                             Treasurer
    By:________________________
          Donald V. Mickus
          Treasurer                      Glen Harbor Joint Venture, an Arizona
                                         general partnership

Del E. Webb Foothills Corporation,       By: Del E. Webb Glen Harbor
an Arizona corporation                       Development Corporation,
                                             general partner

By: _______________________________
    Donald V. Mickus                         By:_________________________
    Treasurer                                   Donald V. Mickus
                                                Treasurer

Del E. Webb Glen Harbor Development
Corporation, an Arizona corporation      Terravita Commercial Corp., an Arizona
                                         corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer

DW Aviation Co., an Arizona
corporation
                                         Terravita Corp., an Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer


                                    Exhibit A

Terravita Home Construction Co.,         New Mexico Asset Corporation,
an Arizona corporation                   an Arizona corporation


By: _______________________________      By: _______________________________
    Donald V. Mickus                         Donald V. Mickus
    Treasurer                                Treasurer


Trovas Company, an Arizona corporation   Del Webb Texas Limited Partnership,
                                         an Arizona limited partnership

By: _______________________________      By: Del Webb Southwest Co.,
    Donald V. Mickus                         an Arizona corporation
    Treasurer

                                             By:_________________________
Trovas Construction Co., an Arizona             Donald V. Mickus
corporation                                     Treasurer


By: _______________________________      New Mexico Asset Limited Partnership
    Donald V. Mickus                     (formerly known as New Mexico
    Treasurer                            Investment Co. Limited Partnership), an
                                         Arizona limited partnership

Del Webb Limited Holding Co.,            By: Del Webb Corporation, a Delaware
an Arizona corporation                       corporation


By: _______________________________          By:_________________________
    Donald V. Mickus                            Donald V. Mickus
    Treasurer                                   Treasurer


Del Webb Southwest Co., an Arizona       Bellasera Corp., an Arizona corporation
corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer


                                    Exhibit A

Del Webb's Sunflower of Tucson, Inc., an
Arizona corporation


By: _______________________________
    Donald V. Mickus
    Treasurer


                                    Exhibit A

                                    EXHIBIT B

                                   LINE A NOTE


$______________                                          ______________, 1998
                                                         Los Angeles, California


            FOR VALUE RECEIVED, the undersigned promises to pay to the order of ______________________________________________________ (the "Bank"), the
principal amount of __________________________________________________________
($_____________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line A Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

            Reference is made to the Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by that certain First Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 15, 1995, that certain Second Amendment to Amended and Restated Revolving Loan Agreement, dated as of July 22, 1996, that certain Third Amendment to Amended and Restated Revolving Loan Agreement, dated as of March 31, 1997, that certain Fourth Amendment to Amended and Restated Revolving Loan Agreement, dated April 29, 1997, that certain Fifth Amendment to Amended and Restated Revolving Loan Agreement, dated October 1, 1997, that certain Sixth Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 1, 1997 and that certain Seventh Amendment to Amended and Restated Revolving Loan Agreement, of even date herewith, by and among the undersigned, as Borrower, the Banks which are parties thereto, Bank One, Arizona, NA, as Co-Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks (as so amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line A Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

            The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

            Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be


                                    Exhibit B
payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

            Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

            The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Line A Note, and such record shall be presumptive evidence of the amounts owing under this Line A Note.

            The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

            The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

            This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

            This Line A Note replaces, amends and restates that certain Line A Note, dated as of October 1, 1997, in the principal amount of $____________, heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement.

                                       DEL WEBB CORPORATION,
                                       a Delaware corporation


                                       By: _____________________________________

                                           _____________________________________
                                                   Printed Name and Title


                                    Exhibit B

                                    EXHIBIT C

                                   LINE B NOTE



$_____________                                           ______________, 1998
                                                         Los Angeles, California


            FOR VALUE RECEIVED, the undersigned promises to pay to the order of ________________________________________________________ (the "Bank"), the
principal amount of _______________________________________________________
($____________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line B Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

            Reference is made to the Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by that certain First Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 15, 1995, that certain Second Amendment to Amended and Restated Revolving Loan Agreement, dated as of July 22, 1996, that certain Third Amendment to Amended and Restated Revolving Loan Agreement, dated as of March 31, 1997, that certain Fourth Amendment to Amended and Restated Revolving Loan Agreement, dated April 29, 1997, that certain Fifth Amendment to Amended and Restated Revolving Loan Agreement, dated October 1, 1997, that certain Sixth Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 1, 1997 and that certain Seventh Amendment to Amended and Restated Revolving Loan Agreement, of even date herewith, by and among the undersigned, as Borrower, the Banks which are parties thereto, Bank One, Arizona, NA, as Co-Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks (as so amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line B Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

            The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.


                                    Exhibit C

            Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

            Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

            The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Line B Note, and such record shall be presumptive evidence of the amounts owing under this Line B Note.

            The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

            The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

            This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

            This Line B Note replaces, amends and restates that certain Line B Note, dated as of October 1, 1997 in the principal amount of $_______________ , heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement.

                                       DEL WEBB CORPORATION,
                                       a Delaware corporation


                                       By: _____________________________________

                                           _____________________________________
                                                   Printed Name and Title


                                    Exhibit C

                                     ANNEX I
                              DEL WEBB CORPORATION
                             BANK GROUP COMMITMENTS



                                                                                Total           Prior        Increase in
                                                 Line "A"        Line "B"     Commitment      Commitment      Aggregate
Syndicate Bank                Pro Rata Share   $307,000,000    $93,000,000   $400,000,000    $350,000,000     Commitment
--------------                --------------   ------------    -----------   ------------    ------------     ----------
Bank of America NT & SA               20.00%   $ 61,400,000   $ 18,600,000   $ 80,000,000    $ 85,000,000             --
Bank One, Arizona, NA                 16.25%     49,887,500     15,112,500     65,000,000      65,000,000             --
NationsBank, N.A.                     12.50%     38,375,000     11,625,000     50,000,000      45,000,000   $  5,000,000
Guaranty Federal Bank, F.S.B.         12.50%     38,375,000     11,625,000     50,000,000      40,000,000     10,000,000
BankBoston, N.A.                      10.00%     30,700,000      9,300,000     40,000,000      35,000,000      5,000,000
First Union National Bank              7.50%     23,025,000      6,975,000     30,000,000      25,000,000      5,000,000
Bank of Hawaii                         7.50%     23,025,000      6,975,000     30,000,000      20,000,000     10,000,000
Fleet National Bank                    8.75%     26,862,500      8,137,500     35,000,000      20,000,000     15,000,000
Credit Lyonnais                        5.00%     15,350,000      4,650,000     20,000,000      15,000,000      5,000,000

TOTAL:                               100.00%   $307,000,000   $ 93,000,000   $400,000,000    $350,000,000


                                     Annex I

                                    ANNEX II
                           ADJUSTING PURCHASE PAYMENTS

Aggregate Principal Balance of existing Promissory Notes immediately prior to effective date of Seventh Amendment - $271,000,000 ("Carryover Principal Balance").


Banks Making             Former Share                       New Share of
Adjusting                of Carryover       Former            Carryover            New        Adjusting Purchase  Adjusting Purchase
Purchase Payments     Principal Balance  Pro Rata Share   Principal Balance   Pro Rata Share    Payment to Pay    Payment to Receive
-----------------     -----------------  --------------   -----------------   --------------    --------------    ------------------
Bank of Hawaii          $ 15,485,714       5.71428571%      $ 20,325,000             7.50%       $ 4,839,286

First Union National      19,357,143       7.14285714%        20,325,000             7.50%           967,857
Bank

Fleet National Bank       15,485,714       5.71428571%        23,712,500             8.75%         8,226,786

Guaranty Federal,         30,971,428      11.42857143%        33,875,000            12.50%         2,903,572
F.S.B.

BankBoston, N.A.          27,100,000      10.00000000%        27,100,000            10.00%               -0-                 -0-

Credit Lyonnais           11,614,286       4.28571429%        13,550,000             5.00%         1,935,714

Banks Receiving Adjusting Purchase Payments
Bank of America           65,814,286      24.28571429%        54,200,000            20.00%                            11,614,286

Bank One,                 50,328,572      18.57142857%        44,037,500            16.25%                             6,291,072
Arizona, NA

NationsBank, N.A.         34,842,857      12.85714286%        33,875,000            12.50%                               967,857

TOTAL:                  $271,000,000       100.000000%      $271,000,000     100.00000000%     $  18,873,215        $ 18,873,215


                                    Annex II

                                    ANNEX III
                                  SUBSIDIARIES










                                    Annex III
                                   Page 1 of 1